UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

40/86 STRATEGIC INCOME FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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40/86 STRATEGIC INCOME FUND
11815 North Pennsylvania Street
Carmel, Indiana 46032

July 8, 2009

Dear Shareholders:

        The enclosed Notice and Proxy Statement relate to separate Special and Annual Meetings of Shareholders (the "Meetings") of 40/86 Strategic Income Fund (the "Fund") to be held on August 12, 2009, at the office of 40/86 Advisors, Inc., 535 N. College Drive, Building K, Carmel, Indiana, at 10:00 a.m. local time.

        At the Special Meeting, the shareholders will be asked to approve a new investment advisory agreement (the "New Management Agreement") between Hyperion Brookfield Asset Management, Inc. ("HBAM") and the Fund. The Fund's Board of Trustees (the "Board") recommends that shareholders approve the New Management Agreement. In addition, if the New Management Agreement is approved by shareholders, the Board is recommending that shareholders elect a new Board of Trustees of the Fund at the Annual Meeting. The holding of the Fund's Annual Meeting as currently scheduled is contingent upon the approval of the New Management Agreement by the shareholders of the Fund. The New Management Agreement will not take effect unless the shareholders of the Fund elect the new trustees.

        The Board has unanimously approved the New Management Agreement and has nominated five new individuals and one current trustee for election as trustees of the Fund. The appointment of HBAM as investment adviser to the Fund must be approved by the shareholders of the Fund, and the new Board of Trustees of the Fund must be elected by the shareholders of the Fund.

        YOU WILL BE ASKED (1) TO APPROVE A NEW MANAGEMENT AGREEMENT FOR THE FUND AT THE SPECIAL MEETING, AND (2) IF THE NEW MANAGEMENT AGREEMENT IS APPROVED, TO ELECT FIVE NEW TRUSTEES AND REELECT ONE CURRENT TRUSTEE OF THE FUND AT THE ANNUAL MEETING. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF A NEW MANAGEMENT AGREEMENT FOR THE FUND. THE BOARD ALSO RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES. ALTHOUGH THE BOARD HAS DETERMINED THAT THE PROPOSALS ARE IN YOUR BEST INTEREST, THE FINAL DECISION IS YOURS.

        YOUR VOTE IS IMPORTANT. The accompanying Proxy Statement includes a detailed description of the proposals and the reasons for the Board's recommendations. The formal Notice of Special and Annual Meetings and proxy cards also are enclosed. Please read the enclosed materials carefully and cast your vote. Voting your shares early will help to avoid costly follow-up mail and telephone solicitation. After reviewing the attached proxy materials, please complete, sign and date your proxy cards and mail them in the enclosed postage-paid envelope. Please refer to the enclosed proxy cards for alternative forms of voting or you may vote in person.

        Thank you for your continued support.

Sincerely,
/s/ RICHARD W. BURKE Richard W. Burke President

40/86 STRATEGIC INCOME FUND
11815 North Pennsylvania Street
Carmel, Indiana 46032

NOTICE OF SPECIAL AND ANNUAL MEETINGS OF SHAREHOLDERS

August 12, 2009

Dear Shareholders:

        NOTICE IS HEREBY GIVEN that separate Special and Annual Meetings of Shareholders (the "Meetings") of 40/86 Strategic Income Fund (the "Fund") will be held on August 12, 2009, at 10:00 a.m. local time, at the office of 40/86 Advisors, Inc., 535 N. College Drive, Building K, Carmel, Indiana 46032, for the following purposes:

SPECIAL MEETING

  (1)
  To approve a new investment management and administration agreement between Hyperion Brookfield Asset Management, Inc. and the Fund; and

  (2)
  To consider and act upon any other business as may properly come before the Special Meeting or any adjournment thereof.

ANNUAL MEETING

  (1)
  To elect a Board of six trustees consisting of two Class I Trustees, two Class II Trustees and two Class III Trustees of the Fund; and

  (2)
  To consider and act upon any other business as may properly come before the Annual Meeting or any adjournment thereof.

THE FUND'S BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH PROPOSAL.

        The Fund's Board of Trustees has fixed the close of business on June 22, 2009, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meetings and any adjournments thereof.

By Order of the Trustees,
/s/ JEFFREY M. STAUTZ Jeffrey M. Stautz Secretary

July 8, 2009

Carmel, Indiana

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE SPECIAL AND ANNUAL MEETINGS OF
SHAREHOLDERS TO BE HELD ON AUGUST 12, 2009

        The Fund's Notice of Special and Annual Meetings of Shareholders, Proxy Statement and forms of proxy are available on the Internet at www.voteproxy.com.

 WE NEED YOUR PROXY VOTE IMMEDIATELY.

        You may think your vote is not important, but it is vital. The Meetings of shareholders of the Fund will be unable to conduct any business if less than a majority of the shares eligible to vote is represented. In that event, the Fund would continue to solicit votes in an attempt to achieve a quorum. Clearly, your vote could be critical to enable the Fund to hold the Meetings as scheduled, so please return your proxy cards immediately. You and all other shareholders will benefit from your cooperation.

        Shareholders are invited to attend the Meetings in person. Any shareholder who does not expect to attend the Meetings is urged to indicate voting instructions on the enclosed proxy cards, date and sign them, and return them in the envelope provided, which needs no postage if mailed in the United States. Please fill out and return each proxy card. Please refer to the enclosed proxy cards for instructions on alternative forms of voting. If you sign, date and return the proxy cards but give no voting instructions, the proxies will vote in favor of the approval of the new management agreement and the election of each of the nominees.

        To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy cards promptly, no matter how large or small your holdings may be.

Instructions for Signing Proxy Cards

        The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy cards properly.

        1.    Individual Accounts.    Sign your name exactly as it appears in the registration on the proxy cards.

        2.    Joint Accounts.    Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

        3.    All Other Accounts.    The capacity of the individual signing the proxy cards should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	John B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

40/86 STRATEGIC INCOME FUND
11815 North Pennsylvania Street
Carmel, Indiana 46032

PROXY STATEMENT

SPECIAL AND ANNUAL MEETINGS OF SHAREHOLDERS

August 12, 2009

        This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Board") of 40/86 Strategic Income Fund (the "Fund") to be voted at separate Special and Annual Meetings of Shareholders of the Fund to be held on August 12, 2009, at 10:00 a.m. local time at the office of 40/86 Advisors, Inc., 535 N. College Drive, Building K, Carmel, Indiana 46032, or any adjournment there of (the "Meetings"). The approximate mailing date of this Proxy Statement and the accompanying proxy cards is July 9, 2009.

        As discussed more fully below, shareholders of the Fund are being asked to vote:

SPECIAL MEETING

  (1)
  To approve a new investment management and administration agreement (the "New Management Agreement") between Hyperion Brookfield Asset Management, Inc. ("HBAM") and the Fund; and

  (2)
  To consider and act upon any other business as may properly come before the Special Meeting or any adjournment thereof.

ANNUAL MEETING

  (1)
  To elect a Board of six trustees consisting of two Class I Trustees, two Class II Trustees and two Class III Trustees of the Fund; and

  (2)
  To consider and act upon any other business as may properly come before the Annual Meeting or any adjournment thereof.

        The Board knows of no business other than the approval of the New Management Agreement and the election of the new Board of Trustees that will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxies to vote in accordance with their best judgment. The New Management Agreement will be considered and voted on at the Special Meeting and, if the New Management Agreement is approved by shareholders, the proposal to elect a new Board of six trustees will be considered and voted on at the Annual Meeting. The New Management Agreement will not take effect unless the shareholders also elect the new trustees. The holding of the Annual Meeting as currently scheduled is contingent upon the approval of the New Management Agreement at the Special Meeting. In the event that the New Management Agreement between the Fund and HBAM is not approved, the Fund's Annual Meeting will be postponed.

        Shareholders of record at the close of business on June 22, 2009 (the "Record Date") are entitled to be present and to vote at the Meetings. Each share of beneficial interest of the Fund (a "share") is entitled to one vote and each fractional share is entitled to a proportionate fractional vote, except that shares held in the treasury of the Fund as of the Record Date will not be voted. Shares represented by executed and unrevoked proxy cards will be voted in accordance with the specifications made thereon. Returned proxy cards that are unmarked will be voted in favor of the nominees for trustee (the "Nominees"), and at the discretion of the proxyholders on any other matter that may properly have come before the Meetings or any adjournments thereof.

        If the enclosed proxy cards are executed and returned, they nevertheless may be revoked by another proxy card or by letter directed to the Fund. To be effective, such revocation must be received prior to the Meetings and indicate the shareholder's name. In addition, any shareholder who attends the Meetings in person may vote by ballot at the Meetings, thereby canceling any proxy previously given. The solicitation of proxies will be made primarily by mail. Authorization to execute proxies may be obtained by telephonic or electronically transmitted instructions.

        As of the Record Date, there were 6,839,660 shares of the Fund Outstanding. To the Fund's knowledge, no shareholder beneficially owned five percent or more of the Fund's outstanding shares on that date. As of the Record Date, current trustees and officers of the Fund as a group own an aggregate of less than one percent of the Fund's outstanding shares. Additional information regarding voting your shares of the Fund and attending the Meetings is included at the end of this Proxy Statement in the section entitled "Voting Information." The Fund mailed to shareholders a copy of its annual report for the last fiscal year on August 26, 2008. Should you require an additional annual report, the Fund will furnish the annual report to you without charge upon your request. Such requests should be directed to the Fund at 11815 North Pennsylvania Street, Carmel, Indiana 46032, Attention: Jeffrey M. Stautz, Fund Secretary.

        The principal executive offices of the Fund are located at 11825 North Pennsylvania, Carmel, Indiana 46032. 40/86 Advisors, Inc. ("40/86"), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is the Fund's adviser and is located at 535 N. College Drive, Carmel, Indiana 46032.

        The Fund is a Massachusetts business trust that is registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company. The Fund is authorized to issue an unlimited number of shares with a par value of $0.001 per share.

        The date of this Proxy Statement is July 8, 2009.

OVERVIEW

        The Fund's current investment adviser, 40/86, has determined as a business matter to discontinue management of the Fund. On May 21, 2009, the Board considered and approved items to effectuate a proposal by Hyperion Brookfield Asset Management, Inc. ("HBAM"), whereby HBAM would become the new investment adviser and administrator for the Fund. The Board is submitting the New Management Agreement for approval by the shareholders of the Fund. If the New Management Agreement is approved by shareholders, the Board also is proposing a slate of six nominees for election to serve as a new Board of Trustees of the Fund. 40/86 concurs in the Board's recommendation to shareholders that the New Management Agreement with HBAM should be approved.

        The change in management would not result in any increase in management or other fees charged by the manager of the Fund, and HBAM has agreed to limit annual operating expenses of the Fund to 1.65% for a period of two years after HBAM assumes management of the Fund.

  THE PROPOSALS

        The Board is proposing that HBAM become the new investment adviser and manager of the Fund. Following approval of the New Management Agreement by shareholders of the Fund and the election of a new Board of six trustees of the Fund (the "New Board"), HBAM would become the investment adviser and administrator for the Fund and 40/86 would no longer serve in these capacities. HBAM would also become the shareholder servicing agent of the Fund under a separate agreement with HBAM.

        After careful consideration of HBAM, the Board, including all of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Trustees"), unanimously approved at a meeting held in person on May 21, 2009 the New Management Agreement with HBAM and determined to submit it to shareholders for approval. The form of the New Management Agreement is attached hereto as Appendix A.

        The Board also proposes that, contingent upon shareholder approval of the New Management Agreement, the New Board would be elected and qualified, and that all but one of the current trustees of the Fund would no longer serve after HBAM assumes management of the Fund. The Board has nominated a slate of six individuals (each, a "Nominee" and collectively, the "Nominees") for election as trustees of the Fund. Five of the Nominees serve as trustees of other registered investment companies currently managed by HBAM and one of the Nominees, Ms. Diana H. Hamilton, is a current trustee of the Fund. The Board has also approved an increase in the number of trustees of the Fund from four to six, with such increase to take effect when HBAM assumes management of the Fund. The Board of the Fund will continue to be divided into three classes, designated Class I, Class II and Class III, with the terms of office of Class I, Class II and Class III trustees expiring at the annual meeting of shareholders held in 2010, 2011 and 2012, respectively, and at each third annual meeting of shareholders thereafter.

        HBAM will assume management of the Fund only after both: (1) the Fund obtains approval to enter into the New Management Agreement, as set forth in Proposal 1 of this Proxy Statement, from the shareholders of the Fund; and (2) the New Board is elected, as set forth in Proposal 2 of this Proxy Statement, by the shareholders of the Fund. If both of these actions are taken at the Special and Annual Meetings of the shareholders on August 12, it is anticipated that HBAM would assume management of the Fund and the New Board would be qualified on or about September 1, 2009. However, if the shareholders of the Fund do not approve the New Management Agreement at the Special Meeting, the Annual Meeting may be postponed. 40/86 has agreed to continue management of the Fund for a reasonable period, not to extend beyond December 31, 2009, to permit shareholders to consider the proposals discussed in this Proxy Statement. If shareholder approvals of the proposals are not obtained or appear unlikely within a reasonable period, the Board may consider other actions.

  OPERATIONS OF THE FUND AFTER THE CHANGE OF MANAGEMENT

        Following shareholder approval of the proposals described in this Proxy Statement, HBAM will become the Fund's investment adviser and will have primary responsibility for the day-to-day management of the Fund. It is expected that the Fund's investment objectives, policies and restrictions (as set forth in the registration statement) will remain the same after HBAM assumes management of the Fund. HBAM will review the current holdings and composition of the Fund's portfolio and may, consistent with the Fund's investment policies and restrictions, make certain changes in the Fund's portfolio investments. The New Board will assume oversight of the Fund and is expected to appoint new officers and counsel for the Fund. The New Board also is expected to change the name of the Fund to be consistent with the names of other funds managed by HBAM.

        The change in management would not result in any increase in management or other fees charged by the manager of the Fund. HBAM has agreed in the New Management Agreement to a contractual fee for investment management and administration of the Fund at an annual rate of 0.70% which is a reduction from the contractual rate of 0.90% in the current management agreement with 40/86. The Fund was operating under a waiver agreement with 40/86, which expired on June 30, 2009, that provided for a reduction in the management fee to an annual rate of 0.70%. HBAM will continue for a two-year period, after HBAM assumes management of the Fund, the current waiver of the shareholder servicing fee so that this fee does not exceed an annual rate of 0.02%. In addition, HBAM has agreed to limit annual operating expenses of the Fund to 1.65% of assets for a period of two years. The Fund's most recent Semi-Annual Report reflected that, as of December 31, 2008, the Fund's operating expense ratio was 1.64% after fee waivers and reimbursements. It is not certain whether the Fund's annual operating expense ratio will be higher or lower than this ratio in the future or whether HBAM will be required to waive fees or reimburse expenses in order to maintain the 1.65% operating expense ratio.

        The Fund is permitted to borrow up to one-third of the value of its total assets, including such borrowings, for investment purposes. Such borrowing is referred to as leveraging. Historically, the Fund has utilized borrowings for this purpose under a loan and pledge agreement that was terminated in October 2008. The Fund currently does not have any available borrowing arrangements. It is expected that HBAM will evaluate whether to establish new bank lines of credit or other financing arrangements for leverage purposes, consistent with applicable laws and regulations.

  HBAM AND ITS AFFILIATES

        HBAM, a wholly-owned subsidiary of Brookfield Asset Management Inc. ("BAM"), is a Delaware corporation organized in February 1989 and a registered investment adviser under the Advisers Act. The business address of HBAM and its officers and directors is Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. As of May 31, 2009, HBAM and its affiliates had approximately $16.3 billion in assets under management. HBAM's clients include pension plans, foundations and endowments, insurance companies, real estate investment trusts and closed-end investment companies. HBAM also provides portfolio evaluation and consultation services. In its investment process, HBAM focuses on relative value opportunities, particularly in the mortgage-backed securities and asset-backed securities markets. BAM, an Ontario, Canada corporation, has its principal place of business at Brookfield Place, 181 Bay Street, Suite 300, P.O. Box 762, Toronto, Ontario M5J 2T3.

  ANTICIPATED BENEFITS FOR THE FUND

        The Board anticipates that the new management arrangement with HBAM will benefit the Fund in a number of ways, including:

  •
  HBAM's depth of investment experience with high-yield corporate bonds should enhance the investment management services to the Fund. The HBAM portfolio management team has substantial experience, qualifications and capabilities in managing investment companies with fixed income assets that are comparable to the Fund's portfolio holdings. HBAM has extensive investment management experience with sectors of the fixed income market including mortgage-backed securities, structured products, core fixed income and corporate high-yield bonds and loans. Five members of HBAM's corporate high-yield team of nine investment professionals have managed portfolios together for more than 12 years, and the team has experience managing high-yield funds for both retail and institutional clients. They have experience managing more than $5 billion at their prior firm, including more than $2 billion in leveraged closed-end funds.

  •
  HBAM currently manages eight other closed-end registered investment companies that invest in fixed income securities. Consequently, HBAM has substantial resources for providing administrative and compliance services to the Fund. HBAM and its parent BAM appear committed to growing the investment management business and resources of HBAM in the high-yield area.

  •
  HBAM has indicated that it intends to maintain the Fund's current investment objectives, policies and restrictions (as set forth in the registration statement).

  •
  HBAM has agreed that the maximum annual operating expense ratio of the Fund will not exceed 1.65% for a period of at least two years after HBAM assumes management of the Fund. There is currently no similar limitation on Fund expenses.

  •
  HBAM will continue for a two-year period, after HBAM assumes management of the Fund, the current waiver of shareholder servicing fee so that this fee does not exceed an annual rate of 0.02%.

  •
  HBAM has agreed in the New Management Agreement to a contractual fee for investment management and administration of the Fund at an annual rate of 0.70% which is a reduction from the contractual rate of 0.90% in the current management agreement with 40/86. The Fund was operating under a waiver agreement with 40/86, which expired on June 30, 2009, that provided for a reduction in the management fee to an annual rate of 0.70%.

SPECIAL MEETING—PROPOSAL 1: APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN THE FUND AND HBAM

        At the Special Meeting, shareholders of the Fund are being asked to approve the New Management Agreement between the Fund and HBAM. If the shareholders approve the New Management Agreement and elect the Nominees specified in Proposal 2, HBAM will become the investment adviser after these actions are taken and all necessary transition arrangements with 40/86 are implemented. The effectiveness of the New Management Agreement is contingent upon the election by shareholders of the Nominees identified in Proposal 2 as trustees of the Fund.

  REASONS FOR BOARD APPROVAL AND RECOMMENDATION

        Since May 2007, the Fund has been the only registered investment company managed by 40/86. In late 2008, 40/86 determined as a business matter to discontinue management of the Fund. At the request of the Board, 40/86 explored various options for new management for the Fund and reported to the Board that HBAM presented the best alternative in its view. 40/86 did not seek compensation in connection with the proposed change of management of the Fund and will receive no compensation from HBAM if the New Management Agreement is approved. The members of the Board discussed the exploratory process with 40/86 and among themselves at several in-person and telephone meetings and considered supplementary information regarding available options.

        After discussions with 40/86, HBAM expressed an interest in becoming the Fund's manager and provided a preliminary written proposal to the Board in February 2009. Members of the Board visited HBAM's offices in New York. During these meetings and at the Board meeting on May 21, the Board met with Mr. Dana E. Erikson, CFA, who is expected to be the Fund's portfolio manager. The Board noted that Mr. Erikson has 21 years of experience in managing portfolios with investments similar to the Fund. The Board further noted that Mr. Erikson currently leads a team of nine investment professionals ("High Yield Team"), five of whom joined HBAM in 2006, and all of whom focus on high-yield assets, including bank debt, corporate high-yield, equities, private placements and distressed debt. HBAM informed the Board that the core of the High Yield Team has worked together since 1996 and has experience managing leveraged closed-end funds, open-end funds, separate accounts and portions of asset allocation funds. HBAM provided information to the Board with respect to other members of the High Yield Team, including a senior portfolio manager on the team who has experience investing in private placements, high-yield and bank debt and who has worked in this investment area for nearly 30 years. HBAM also noted that the High Yield Team includes two senior analysts, each of whom has more than 15 years of relevant experience, and a dedicated trader. Board members also met in New York with members of HBAM management, its compliance and legal staff and with the individuals serving as independent trustees and directors of the investment companies currently managed by HBAM.

        Following a telephonic Board meeting in April 2009, the Board requested and received extensive information and materials from HBAM and familiarized itself with, among other things, HBAM's structure, size, personnel, investment philosophy and performance, financial condition, and organizational and compliance resources. The Board retained an independent consultant to evaluate HBAM's relevant past investment performance in high-yield securities and the Fund's proposed fees and expenses if HBAM assumed management of the Fund. At a telephonic meeting on May 18, 2009, the Board discussed with the consultant his report, which contained a detailed analysis of these factors. The report concluded that the HBAM proposal was in the best interests of shareholders.

        During its deliberations, the Board considered that the HBAM proposal contemplated the election of the New Board, which would consist of individuals proposed by HBAM including one current trustee who would continue to serve on the Board. The Board noted that implementation of the New Management Agreement would be contingent upon shareholder approval of the New Board.

        After careful consideration and review of, and discussion about, all the materials and information received from all parties, the Board determined it was in the best interests of the Fund and its shareholders to approve HBAM as the new manager of the Fund. As stated above, the trustees who were present at the in-person meeting held on May 21, 2009, including all of the Independent Trustees, unanimously approved the New Management Agreement between HBAM and the Fund and unanimously recommended that the Fund's shareholders approve the New Management Agreement. A summary of the Board's considerations are provided below in the section entitled "Board Considerations of the New Management Agreement."

        In approving the New Management Agreement and determining to submit it to shareholders for approval, the trustees considered a wide variety of factors. The Independent Trustees were assisted by independent legal counsel during their deliberations and received a memorandum from such counsel discussing the legal standards for their consideration of the New Management Agreement and related matters. They also met in person with such counsel separately from representatives of HBAM and 40/86 to discuss the proposal. In approving the New Management Agreement, the Board determined that the terms of the New Management Agreement are fair and reasonable and that approval of the New Management Agreement on behalf of the Fund is in the best interests of the Fund. In their deliberations, the Board did not identify any single factor or information as all-important or controlling, and each trustee may have attributed different weights to the various factors. Among other things, the trustees considered:

        (1)   THE QUALIFICATIONS OF HBAM, INCLUDING THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED.    The Board first considered whether HBAM was qualified to assume the management of the Fund. The Board considered the reputation, financial strength, key services and operations, resources and expertise of HBAM as a firm, including the structure of its organization, its relationships, its expertise in the high-yield sector, and its ability to attract and maintain highly-qualified, professional talent. The Board noted that HBAM manages in excess of $16.0 billion for a client base including, but not limited to, insurance companies, pension funds, financial institutions, registered investment companies and foundations. The Board considered the quality and nature of the proposed investment advisory services to be provided to the Fund by HBAM as compared to those provided by 40/86.

        Next, the Board considered the qualifications and experience of the investment advisory personnel at HBAM. In particular, the Board considered the background and expertise of Mr. Dana Erikson, the head of HBAM's High Yield Team, as the proposed portfolio manager of the Fund, with the day-to-day responsibility for the management of the Fund. The Board noted that Mr. Erikson is responsible for HBAM's corporate high-yield exposures and the establishment of portfolio objectives and strategies. The Board also noted the experience of the other members of HBAM's High Yield Team, and considered that HBAM applies a team-oriented approach to the fundamental analysis that drives its relative value-oriented investment decision-making process. This process contemplates a relative valuation of the entire capital structure of a potential investment, which includes valuation of the equity, bonds and bank debt, to determine the optimal way to gain exposure to the issuing company. The Board concluded that HBAM's experience and personnel made HBAM well-qualified to manage the Fund's portfolio in accordance with its investment objectives and strategies, and that there was potential that shareholders would benefit from HBAM's management of the Fund.

        The Board noted that HBAM currently manages eight other closed-end registered investment companies that invest in fixed income securities. Consequently, HBAM has substantial resources for providing administrative and compliance services to the Fund. The Board additionally considered that HBAM and its parent BAM appear committed to growing the investment management business and resources of HBAM in the high-yield area. The Board also noted that HBAM has indicated that it intends to maintain the Fund's current investment objectives, policies and restrictions (as set forth in the registration statement).

        The Board further considered HBAM's methodology for compensating the Fund's portfolio manager and the rest of the portfolio management, trading and research team. The Board noted that the compensation structure of HBAM's portfolio managers and other investment professionals has three primary components that include a base salary, an annual cash bonus, and if applicable, long-term stock-based compensation generally consisting of restricted stock units of BAM. The Board also considered HBAM's investment philosophy and its investment outlook for the Fund. The Board noted that HBAM's commitment to a relative value investment philosophy has continued throughout its history. Additionally, the Board considered whether HBAM would be able to meet the compliance demands set forth under various regulations. After a review of HBAM's compliance capabilities, the Board determined that HBAM's compliance program was sufficient to meet applicable regulatory requirements. The Board reviewed materials regarding HBAM's compliance program and code of ethics.

        The Board concluded that the intended scope of HBAM's services was satisfactory and comparable to those currently provided by 40/86 and that there should be no diminution of the scope or quality of the advisory services provided to the Fund under the New Management Agreement.

        (2)   THE INVESTMENT PERFORMANCE OF HBAM.    The Board considered the investment performance of the four registered closed-end investment companies currently managed by the High Yield Team since they assumed management of those funds. The Board also considered the performance of another registered closed-end fund managed by the High Yield Team during the period March 31, 2003 until August 30, 2006, and composite performance of the High Yield Team since they have been at HBAM. In each case, the Board compared the fund or composite performance with an applicable benchmark, the performance of the Fund and the performance of a group of similar closed-end high-yield funds for the same periods. Among other factors, the Board noted that the one and two year composite performance of the High Yield Team exceeded the performance of their performance benchmark and that the four closed-end funds that they currently manage had performed well relative to the Fund and the peer group since they assumed management of these funds in 2008. The Board concluded that the investment style and performance of the High Yield Team was consistent with the investment objectives of the Fund and that their overall performance results supported the approval of the New Management Agreement.

        (3)   THE REASONABLENESS OF THE ADVISORY FEE.    In evaluating the costs of the services to be provided by HBAM under the New Management Agreement, the Board considered, among other things, that HBAM has agreed in the New Management Agreement to a contractual fee for investment management and administration of the Fund to an annual rate of 0.70% from the current contractual rate of 0.90% with 40/86. The Board noted that the Fund was operating under a waiver agreement with 40/86 that provided for a reduction in the management fee to an annual rate of 0.70%, which expired on June 30, 2009. As part of their analysis, the Board examined the fee payable under the New Management Agreement and the total expected expense ratio of the Fund in comparison to the fees and total expense ratios for a peer group of similar funds. The Board noted that the management fee would be identical to the median and slightly below the average of similar fees for a peer group of other similar closed-end high-yield funds and that the total expected expense ratio of the Fund was above that of these similar funds. The Board further noted that pursuant to the Expense Limitation Agreement (defined below), HBAM would agree to waive a portion of its fee and reimburse certain expenses of the Fund for a period of two years after the New Management Agreement takes effect so that the maximum annual operating expense ratio of the Fund does not exceed 1.65%. The Board also considered HBAM's fees for management of other registered investment companies and similarly managed accounts in light of the extent and nature of services provided by HBAM in these cases. Among other factors, the Board noted that HBAM charged an administration fee in addition to the investment advisory fee in the case of the six publicly traded closed-end funds that it managed. The Board concluded that the level of advisory fee to be charged to the Fund was reasonable in light of the foregoing factors.

        (4)   THE PROFITABILITY OF HBAM WITH RESPECT TO ITS RELATIONSHIP WITH THE FUND.    The Board considered what benefits HBAM would derive from the management of the Fund. The Board reviewed information regarding the estimated profitability to HBAM of its relationship with the Fund. The Board found that the profits and other benefits to be realized by HBAM, if any, from its relationship with the Fund were likely to be reasonable.

        (5)   THE EXTENT TO WHICH ECONOMIES OF SCALE MIGHT BE REALIZED AS THE FUND GROWS.    The Board considered whether economies of scale would be realized by the Fund at higher asset levels. The Board also assessed whether certain of HBAM's costs would increase if asset levels rise. The Board considered the Fund's current asset size and concluded that under foreseeable conditions, they were unable to assess at the present time whether economies of scale would be realized if the Fund (or other closed-end funds managed by HBAM) were to experience significant asset growth. The Board noted that HBAM has represented that it expects to analyze whether economies of scale can be recognized in the future should the Fund's assets under management grow and, should economies of scale emerge, would recommend an appropriate arrangement to share the benefits of such economies with Fund shareholders.

        (6)   POSSIBLE CONFLICTS OF INTEREST.    The Board also discussed HBAM's methods of dealing with conflicts of interest. The Board noted that HBAM has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for HBAM and the individuals that it employs. For example, the Board noted that HBAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Board further noted that HBAM also has adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts.

  BOARD APPROVAL AND RECOMMENDATION OF THE NEW MANAGEMENT AGREEMENT

        As a result of the considerations described above, the Board, including all of the Independent Trustees, determined to approve the New Management Agreement with HBAM. Based on these considerations, the Board was satisfied that: (1) the Fund was likely to benefit from the nature, quality and extent of HBAM's services; and (2) HBAM has the resources to provide the services and to carry out its responsibilities under the New Management Agreement. The Board, including all of the Independent Trustees, concluded that the terms of the New Management Agreement are fair and reasonable, that the fee stated therein, including ancillary benefits, is reasonable in light of the services to be provided to the Fund, and for these reasons the Board approved the New Management Agreement and concluded that the New Management Agreement should be recommended to the Fund's shareholders for their approval. Based on the foregoing, the Board, including all of the Independent Trustees, at the meeting held in person on May 21, 2009 unanimously voted to approve and to recommend to the shareholders of the Fund that they approve the New Management Agreement.

  TERMS OF THE NEW MANAGEMENT AGREEMENT

        The form of the New Management Agreement is attached as Appendix A to this Proxy Statement and the description of its terms in this section is qualified in its entirety by reference to Appendix A. The terms of the New Management Agreement are substantially similar to those of the current management agreement. However, there are certain differences of which you should be aware. The following is a description of the New Management Agreement. A comparison of the New Management Agreement and the current management agreement is set forth below in the section entitled "Differences Between the Current Management Agreement and the New Management Agreement."

        INVESTMENT ADVISORY SERVICES.    HBAM will serve as the investment adviser to the Fund pursuant to the New Management Agreement. The New Management Agreement provides that HBAM will render investment advice, furnish portfolio management services and provide administrative services to the Fund, and HBAM is willing to provide said services pursuant to the terms and conditions set forth within the New Management Agreement, directly or through other entities. Under the New Management Agreement, subject to the supervision of the Board, HBAM will provide a continuous investment program for the Fund and shall (i) furnish investment research and management with respect to the investment of the assets of the Fund; (ii) determine from time to time securities or other investments to be purchased, sold, retained or lent by the Fund; and (iii) maintain all books and records with respect to portfolio transactions of the Fund. The New Management Agreement additionally provides that HBAM shall supervise the Fund's business and affairs and shall provide the services required for the effective administration of the Fund to the extent not otherwise provided by employees, agents or contractors of the Fund. The New Management Agreement permits HBAM to place orders for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the New Management Agreement provides that HBAM will attempt to obtain the best net results in terms of price and execution. Consistent with this obligation, the New Management Agreement allows HBAM to, in its discretion, purchase and sell portfolio securities to and from brokers and dealers that provide brokerage and research services. Under the New Management Agreement, HBAM may pay such brokers and dealers a higher commission than may be charged by other brokers and dealers if HBAM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided. This determination may be viewed in terms either of the particular transaction or of the overall responsibility of HBAM to the Fund and its other clients.

        During the fiscal year ended June 30, 2008, the Fund did not pay any commissions to brokers affiliated with 40/86.

        ADVISORY FEES AND EXPENSES.    The Fund will pay HBAM an advisory fee based on its average daily net assets. The advisory fee will be equal to an annual rate of 0.70% of the Fund's daily net assets. The advisory fee to be paid under the New Management Agreement is the same as that paid under the current management agreement after the fee waiver provided by 40/86. Please see the discussion below.

        The Fund paid an advisory fee of approximately $429,800 to 40/86 during the last fiscal year ended June 30, 2009, pursuant to the current management agreement. Under the New Management Agreement, the Fund will bear the expenses of its operation, except those specifically allocated to HBAM under the New Management Agreement or under any separate agreement between the Fund and HBAM. Subject to any separate agreement or arrangement between the Fund and HBAM, the expenses allocated to a Fund include, but are not limited to: (i) furnishing, without cost to the Fund, such office space, equipment, facilities and personnel as needed in connection with the Fund's operations; (ii) supervising the preparation and filing of all documents required for compliance by the Fund with the federal and state securities laws; (iii) monitoring and reporting on compliance by the Fund with its investment policies and restrictions; (iv) furnishing clerical and bookkeeping services as needed by the Fund in connection with its operation (including establishing appropriate expense accruals, maintaining expense files and coordinating payment of invoices); (v) maintaining such books and records required by the 1940 Act not otherwise required to be maintained by another agent of the Fund; (vi) assisting in the preparation and distribution of annual and other reports to shareholders of the Fund; (vii) supervising the preparation and filing of any federal, state and local income tax returns; (viii) preparing for meetings of the trustees and shareholders; (ix) permitting its directors, officers and employees to serve, without compensation from the Fund, as trustees or officers of the Fund; (x) overseeing the determination and publication of the Fund's net asset value per share in accordance with the Fund's policies, and (xi) overseeing relations with, and the performance of, agents engaged by the Fund, such as its transfer agent, accounting services agent, custodian, independent accountants and legal counsel.

        SERVICES TO OTHER CLIENTS.    The New Management Agreement does not limit the freedom of HBAM or any of its affiliates to render investment management or administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities. HBAM acts as investment adviser to other registered investment companies with similar investment objectives and policies as the Fund. The following table sets forth the name, asset size and compensation received by HBAM for providing advisory services to these other funds.

Name of Fund	Investment Advisory or Sub-Advisory Annual Fee Rate	Approximate Net Assets at May 31, 2009
Helios Advantage Income Fund, Inc.(1)	0.65% of average daily net assets	$42,660,000
Helios High Income Fund, Inc.(1)	0.65% of average daily net assets	$32,045,000
Helios Multi-Sector High Income Fund, Inc.(1)	0.65% of average daily net assets	$35,181,000
Helios Strategic Income Fund, Inc.(1)	0.65% of average daily net assets	$30,652,000
Helios Strategic Mortgage Income Fund, Inc.(2)	0.65% of average weekly net assets	$56,931,000
Helios Total Return Fund, Inc.(2)	0.65% of average weekly net assets	$154,606,000
Hyperion Brookfield Collateralized Securities Fund, Inc.*(3)	0.40% of average weekly net assets	$168,487,000
Hyperion Brookfield Income Fund, Inc*(4)	0.50% of average weekly net assets	$35,140,000
First Trust Strategic High Income Fund (5)	0.40% of average weekly net assets	$28,872,000
First Trust Strategic High Income Fund II (5)	0.40% of average weekly net assets	$47,037,000
First Trust Strategic High Income Fund III (5)	0.40% of average weekly net assets	$35,675,000

*
Not publicly traded.

(1)
Annual operating expenses are capped at 1.30% of the fund's net assets. These funds are subject to an additional annual fee payable to HBAM of 0.15% for administrative services.

(2)
These funds are subject to an additional annual fee payable to HBAM of 0.20% of average weekly net assets for administrative services.

(3)
The fund's operating expenses are capped at 0.40% of the fund's net assets.

(4)
The fund's operating expenses are capped at 0.50% of the fund's net assets.

(5)
Effective June 29, 2009, HBAM was appointed interim sub-advisor to First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Strategic High Income Fund III each under an interim sub-advisory agreement that will remain in effect until the earlier of November 26, 2009 or until a new sub-advisory agreement is approved by the shareholders of each fund. Under each interim agreement, HBAM will receive a sub-advisory fee at an annual rate of 0.40% of average net assets which will be paid by the investment adviser of each fund, First Trust Advisors L.P.

        LIMITATION OF LIABILITY.    The New Management Agreement provides that neither HBAM nor any director, officer, employee, agent or controlling person of HBAM shall be liable for any act or omission or for any loss sustained by the Fund in connection with matters to which the New Management Agreement relates, unless due to willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the New Management Agreement.

        TERM OF AGREEMENT.    If approved by the shareholders of the Fund, the New Management Agreement will remain in effect for an initial term of two years from the date that HBAM assumes management of the Fund. Thereafter, the New Management Agreement will remain in effect from year to year if approved annually (i) by the vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Fund's Board, and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Independent Trustees.

        TERMINATION.    The New Management Agreement may be terminated at any time without payment of any penalty (a) by the trustees or by vote of a majority of the outstanding voting securities of the Fund, upon delivery of sixty (60) days' written notice to HBAM, or (b) by HBAM upon ninety (90) days' written notice to the Fund. The New Management Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

  DIFFERENCES BETWEEN THE CURRENT MANAGEMENT AGREEMENT AND THE NEW MANAGEMENT AGREEMENT

        40/86 serves as adviser to the Fund pursuant to the current investment management and administration agreement dated July 27, 1998. The following are the key differences between the New Management Agreement and the current management agreement:

  •
  Under the New Management Agreement, HBAM is entitled to receive a monthly fee at the annual rate of 0.70% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage), whereas under the current management agreement, 40/86 is entitled to receive a monthly fee at the annual rate of 0.90% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). (40/86 previously waived 0.20% of this fee under an agreement that expired on June 30, 2009.)

  •
  Under the New Management Agreement, HBAM may delegate certain administrative duties to its affiliate, Brookfield Operations and Management Services LLC, a limited liability company organized under the laws of the State of Delaware, or to any of HBAM's other affiliates, whereas under the current management agreement, 40/86 may delegate certain administrative duties to Conseco Services LLC, a limited liability company organized under the laws of the State of Indiana.

  •
  The New Management Agreement will be governed by the laws of the State of New York whereas the current management agreement is governed by the laws of the State of Indiana, in each case to the extent that state law has not been preempted by the provisions of any law of the United States.

  OTHER AGREEMENTS RELATING TO THE FUND

        NEW EXPENSE LIMITATION AGREEMENT.    In the interest of limiting the expenses of the Fund following the transition of advisory services from 40/86 to HBAM, HBAM will enter into an expense limitation agreement with respect to the Fund (the "Expense Limitation Agreement") whereby HBAM will agree to waive a portion of its fees and/or reimburse certain expenses of the Fund for a period of two years after the New Management Agreement takes effect to the extent necessary to ensure that the annual operating expenses (excluding brokerage, interest expenses and taxes and extraordinary expenses) of the Fund do not exceed 1.65% of the average annual value of the total assets of the Fund minus the sum of accrued liabilities other than the aggregate indebtedness constituting financial leverage.

        SHAREHOLDER SERVICES.    The Fund has entered into a Shareholder Servicing Agreement with Conseco Services, LLC. Under the terms of the agreement, Conseco Services, LLC provides shareholder servicing services and certain market information with respect to the Fund for an annual fee of 0.10% based on a percentage of the Fund's average daily total assets minus the sum of accrued liabilities other than debt entered into for purposes of leverage. Conseco Services, LLC has waived 0.08% of this fee through June 30, 2009. HBAM will enter into a similar shareholder servicing agreement with the Fund at an annual fee of 0.10% based on a percentage of the Fund's average daily total assets minus the sum of accrued liabilities other than debt entered into for purposes of leverage and in respect thereof, will waive 0.08% of such fee for the first two years after it assumes management of the Fund.

  REQUIRED VOTE

        Approval of this Proposal 1 requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, which means the vote (i) of 67% or more of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the Fund's outstanding shares are present or represented by proxy, or (ii) of more than 50% of the outstanding shares of the Fund, whichever is less. Notwithstanding approval of the New Management Agreement by shareholders of the Fund, the New Management Agreement will not take effect unless the shareholders of the Fund also elect the Nominees to serve as new trustees.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE
FUND VOTE "FOR" PROPOSAL 1.

ANNUAL MEETING-PROPOSAL 2:
ELECTION OF BOARD OF TRUSTEES

        The Board has nominated the six Nominees for election as trustees of the Fund. Shareholders of the Fund are being asked to consider the election of the Nominees. The Nominees are Robert F. Birch, Rodman L. Drake, John J. Feeney, Jr., Diana H. Hamilton, Stuart A. McFarland and Louis P. Salvatore. The Nominees are individuals who were proposed by HBAM and, other than Ms. Hamilton, currently serve as directors of other registered investment companies that are advised by HBAM or its affiliates. If the New Board is elected, it is expected that Ms. Hamilton would also be elected as a board member of certain other investment companies managed by HBAM.

        The Board has also approved an increase in the number of trustees of the Fund from four to six. Currently, the Board consists of three members, all of whom are Independent Trustees. The current Independent Trustees are Diana H. Hamilton, R. Matthew Neff and Steven R. Plump. Vincent J. Otto also served as an Independent Trustee until his resignation effective June 15, 2009. There are no current trustees that are interested persons (as defined in the 1940 Act) of the Fund (an "Interested Trustee").

        With the exception of Ms. Hamilton, it is expected that the current trustees will no longer serve as trustees following the election of the Nominees and their qualification. However, the increase in the number of trustees of the Fund is contingent upon, and the Nominees if elected at the Annual Meeting will not be deemed qualified as trustees until, HBAM's assumption of management of the Fund. Accordingly, if the New Management Agreement is not approved by shareholders and implemented, the current trustees will continue to hold office until their respective successors are elected and qualified, or until the earlier of a trustee's death, resignation or removal.

        The terms of office of the current Class I Trustees, Ms. Hamilton and Mr. Neff, expire at the Annual Meeting. The term of office of the current Class II Trustee, Mr. Plump, expires at the 2010 annual meeting. The Class III position is currently vacant. The current Class II Trustee will resign effective upon the election and qualification of the Nominees.

        If elected and qualified, each Nominee will hold office as a trustee until his or her successor is elected and qualified, or until the earlier of the trustee's death, resignation or removal. Any trustee may be removed by shareholders, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast generally for the election of trustees.

  BOARD CONSIDERATION OF THE NOMINEES

        Each Nominee was proposed to the Board by HBAM. In selecting and nominating the Nominees, the Board took into consideration the qualifications, experience and background of each Nominee. In addition, members of the Nominating Committee met in person with each Nominee prior to his or her nomination. In particular, the Board considered each Nominee's familiarity with fixed income funds, including high-yield securities, as a result of his or her current service as a director of other comparable funds, his or her expertise and his or her knowledge of the investment company industry. The Board requested and received information from each Nominee in order to determine that all of the Nominees except Mr. Feeney would not be deemed an Interested Trustee of the Fund upon election and qualification.

  INFORMATION CONCERNING NOMINEES

        Each Nominee has consented to being named in this Proxy Statement and has agreed to serve as a trustee of the Fund if elected; however, should any Nominee become unable or unwilling to accept nomination or election, the persons named in the proxies will exercise their voting power in favor of such other person or persons as the Board may recommend. There are no family relationships among the Nominees.

        The following table sets forth information concerning the Nominees:

Name, Address and Age	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Nominee	Number of Portfolios in Fund Complex Overseen by Nominee
CLASS I DISINTERESTED TRUSTEE NOMINEES TO SERVE UNTIL THE 2012 ANNUAL MEETING OF SHAREHOLDERS:

Robert F. Birch c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 73	None	Director of several investment companies advised by HBAM (1998-Present); President and Director of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-2008).	12	(1)

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 62	None	Director of several investment companies advised by HBAM (2006-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	12	(1)

CLASS II DISINTERESTED TRUSTEE NOMINEES TO SERVE UNTIL THE 2010 ANNUAL MEETING OF SHAREHOLDERS:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 66	None

Chairman (since 2003) and Director of several investment companies advised by HBAM (1989-Present); Director, and/or Lead Director of Crystal River Capital, Inc. (2005-Present); Director of Celgene Corporation (April 2006-Present); Director of Student Loan Corporation (2005-Present); Director of Apex Silver Mines Limited (2007-2009); General Partner of Resource Capital II & III CIP L.P. (1998-2006); Co-founder of Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-Present).

			12	(1)

Name, Address and Age	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Nominee	Number of Portfolios in Fund Complex Overseen by Nominee
Diana H. Hamilton c/o 11815 North Pennsylvania Street, Carmel, Indiana 46032 Age 52	Chairman of the Board Since December 2005 Trustee Since December 2004	President, Sycamore Advisors, LLC, a municipal finance advisory firm. Formerly, State of Indiana Director of Public Finance. Formerly, Trustee of one other investment company managed by 40/86.	1	(2)

CLASS III DISINTERESTED TRUSTEE NOMINEE TO SERVE UNTIL THE 2011 ANNUAL MEETING OF SHAREHOLDERS:

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 62	None	Director of several investment companies advised by HBAM (2005-Present); Director of Crystal River Capital, Inc. (2005-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-Present); Employee of Arthur Andersen LLP (2002-Present); Partner of Arthur Andersen LLP (1977-2002).	12	(1)

CLASS III INTERESTED TRUSTEE NOMINEE TO SERVE UNTIL THE 2011 ANNUAL MEETING OF SHAREHOLDERS:

John J. Feeney, Jr.* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 50	None	Member of the Board of Directors (2002-Present), Chief Executive Officer (2007-Present), President (2006-Present) and Director of Marketing (1997-2006) of HBAM; President (2008-Present) or Vice President (2007-2009) and Director (2009-Present) of several investment companies advised by HBAM; Executive Vice President and Secretary of Crystal River Capital, Inc. (2005-2007).	12	(1)

(1)
The number includes the Fund, three open-end registered investment companies currently overseen by the Nominee and eight closed-end registered investment companies currently overseen by the Nominee.

(2)
It is expected that Ms. Hamilton will become a director of four closed-end registered investment companies currently managed by HBAM.

  OWNERSHIP OF FUND SHARES

        The following table sets forth the aggregate dollar range of equity securities owned by each Nominee and of all funds overseen by each Nominee in the Fund Complex as of June 1, 2009. For purposes of this table, the Fund Complex is comprised of the Fund, Helios Strategic Mortgage Income Fund, Inc., Helios Total Return Fund, Inc., Hyperion Brookfield Collateralized Securities Fund, Inc., Hyperion Brookfield Income Fund, Inc., Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., Helios Strategic Income Fund, Inc. and Helios Select Fund, Inc. and its three separate series, Helios Select Intermediate Bond Fund, Helios Select High Income Fund and Helios Select Short Term Bond Fund. The cost of each Nominee's investment in the Fund Complex may vary from the current dollar range of equity securities shown below, which is calculated on a market value basis as of June 1, 2009. The information as to beneficial ownership is based on statements furnished to the Fund by each Nominee.

Name of Trustee Nominees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee Nominee in Family of Investment Companies
Disinterested Trustee Nominees
Robert F. Birch	None	$10,001 - $50,000
Rodman L. Drake	None	Over $100,000
Diana H. Hamilton	None	None
Stuart A. McFarland	None	$10,001 - $50,000
Louis P. Salvatore	None	$50,001 - $100,000
Interested Trustee Nominee
John J. Feeney, Jr.	None	Over $100,000

  BOARD AND COMMITTEE MEETINGS

        The Board met seven times during the Fund's fiscal year ended June 30, 2009. Each trustee attended at least 75% of the total number of meetings of the Board and of any committee of which he or she was a member during that period. The Board has an Audit Committee, a Nominating Committee, a Compensation Committee and an Independent Trustees Committee.

  Audit Committee

        The Fund has an Audit Committee comprised of all of the Independent Trustees, who are all independent and financially literate as defined in Section 303A of the listing standards of the New York Stock Exchange ("NYSE"). The Audit Committee held two meetings, during the fiscal year ended June 30, 2009. The principal responsibilities of the Audit Committee are to (1) review and recommend to the Board for its consideration the Fund's independent registered public accountants; (2) review with the independent registered public accountants the scope and performance of the audit; (3) discuss with the independent registered public accountants certain matters relating to the Fund's financial statements, including any adjustment to such financial statements recommended by such independent registered public accountants; (4) review on a periodic basis a formal written statement from the independent registered public accountants with respect to their independence, and discuss with the independent registered public accountants any relationships or services disclosed in the statement that may impact their objectivity and independence; and (5) consider the comments of the independent registered public accountants and management's responses thereto with respect to the quality and adequacy of the Fund's accounting and financial reporting policies, practices and internal controls. It is anticipated that, if the Nominees are elected, the New Board will appoint new members of the Audit Committee.

        As of the date of this Proxy Statement, the audit of the financial statements for the fiscal year ended June 30, 2009 has not been completed. The Audit Committee is expected to meet in August 2009 to review the Fund's 2009 audited financial statements after which a copy of the report of the Audit Committee will be available to shareholders upon request.

        The Fund adopted an amended Audit Committee Charter (the "Charter") on August 19, 2004. In accordance with proxy rules promulgated by the SEC, a fund audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Fund filed the Charter with its 2008 proxy statement in connection with its 2008 annual meeting of shareholders.

  Nominating Committee

        The Nominating Committee is composed of all of the Independent Trustees. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Trustees. Each member of the Nominating Committee must be an Independent Trustee. The Nominating Committee has a written charter. During the fiscal year ended June 30, 2009, the Nominating Committee held one meeting.

  Information Regarding the Fund's Process for Nominating Trustee Candidates

        Nominee Qualifications.    The Nominating Committee requires that trustee candidates have a college degree or equivalent business experience. While there is no formal list of qualifications, the Nominating Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, integrity, and substantive knowledge in areas important to the Board's operations, such as background or education in finance, auditing, marketing, the workings of the securities markets, or investment advice. For candidates to serve as Independent Trustees, they must be independent from 40/86, its affiliates and other principal service providers. The Nominating Committee also considers whether the prospective candidates' workloads would allow them to attend meetings of the Board, be available for service on Board committees, and devote the time and effort necessary to attend to Board matters and the rapidly changing regulatory environment in which the Fund operates.

        Different substantive areas may assume greater or lesser significance at particular times, in light of the Board's present composition and the Nominating Committee's (or the Board's) perceptions about future issues and needs.

        Identifying Nominees.    In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current trustees, (ii) the Fund's officers, (iii) 40/86, and (iv) any other source the Committee deems to be appropriate, including shareholders. Resumes of candidates may be sent to the Secretary of the Fund at 11825 N. Pennsylvania Street, Carmel, Indiana 46032. The Nominating Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates. The Nominating Committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Nominating Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Nominating Committee members would be arranged. If the Nominating Committee, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with all trustees for input. The Fund has not paid a fee to third parties to assist in finding the current Nominees. The Nominating Committee may consider candidates proposed by personnel of 40/86 or its affiliates.

  Other Committees

        The Fund has a Compensation Committee comprised of all of the Independent Trustees. The Compensation Committee periodically reviews and evaluates the compensation of the Independent Trustees and recommends any appropriate changes, as necessary. During the fiscal year ended June 30, 2009, the Compensation Committee held one meeting.

        The Trust has an Independent Trustees Committee comprised of all of the Independent Trustees. The Independent Trustees Committee meets periodically to consider various matters including matters related to the investment management agreement. During the fiscal year ended June 30, 2009, the Independent Trustees Committee held six meetings.

  INFORMATION ABOUT THE FUND'S CURRENT OFFICERS

        The officers of the Fund are chosen each year by the Board to hold office at the discretion of the Board until the following year and until their successors are chosen and qualified. The Board has elected three officers of the Fund. The following table sets forth information concerning each executive officer of the Fund:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard W. Burke(39) 11815 N. Pennsylvania St. Carmel, IN 46032	President	November 2008 to Present	Senior Vice President, 40/86. Previously, AT&T/NCR, Europe Group.
Jeffrey M. Stautz(51) 11815 N. Pennsylvania St. Carmel, IN 46032	Chief Legal Officer and Secretary	May 2005 to Present	Vice President, General Counsel, Chief Compliance Officer and Secretary, 40/86. Previously, Partner of Baker & Daniels, LLP.
Todd M. Hacker(41) 11815 N. Pennsylvania St. Carmel, IN 46032	Treasurer	February 2008 to Present	Senior Vice President and Treasurer, Conseco Services, LLC. Formerly, Vice President and Treasurer of YRC Worldwide.

  INFORMATION ABOUT 40/86'S DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS

        The following table sets forth information concerning each director and executive officer of 40/86:

Name and Address(1)	Principal Occupation and/or Position(s) Held with 40/86
Edward John Bonach	Director and Chief Financial Officer of Conseco, Inc.
Eric R. Johnson	Director and President
Richard W. Burke	Senior Vice President
Jesse Edward Horsfall	Senior Vice President
Mohammed S. Alhaffar	Vice President, Information Systems
Matthew S. Hall	Vice President
David D. Humm	Vice President, Corporate Taxes
Ryan A. Jasper	Vice President
James B. Kearns	Vice President, Commercial Mortgage
Eduardo Piedra	Vice President, Leveraged Loans
Timothy L. Powell	Vice President, Director of Private Placements
Gregory J. Seketa	Vice President
Jeffrey M. Stautz	Vice President, Deputy General Counsel and Secretary
John Tison III	Vice President
Karl W. Kindig	Assistant Secretary
Holly L. Seegers	Tax officer

(1)
The mailing address for each individual is 11815 N. Pennsylvania St., Carmel, IN 46032.

  COMPENSATION OF TRUSTEES

        Each Independent Trustee receives an annual retainer fee of $7,500 and a meeting fee of $1,500 for each Board meeting. For each separate committee meeting (that is, a committee meeting not conducted in conjunction with a Board meeting), each Independent Trustee receives $500. Additionally, each Independent Trustee receives a fee of $750 for attending each telephonic Board and separate committee meeting. The Chairman of the Board receives an additional per-meeting fee of $375 for in-person Board meetings. The Fund also reimburses each Independent Trustee for travel and out-of-pocket expenses. 40/86 pays all compensation of officers of the Fund who are affiliated with 40/86.

        The table below sets forth the compensation paid to the Nominees by the Fund for the fiscal year ended June 30, 2009. For the fiscal year ended June 30, 2009, as indicated in the last column of the table below, with the exception of Ms. Hamilton, the Nominees did not receive any compensation from the Fund.

Name and Position with the Fund	Aggregate Compensation from the Fund
Robert F. Birch, Nominee	None
Rodman L. Drake, Nominee	None
John J. Feeney, Jr., Nominee	None
Stuart A. McFarland, Nominee	None
Louis P. Salvatore, Nominee	None
Diana H. Hamilton, Trustee and Nominee	$14,875

  PROCEDURES FOR COMMUNICATIONS TO THE BOARD

        The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified trustee, the communication should be submitted in writing to the Secretary of the Fund, who will forward such communication to the trustee. See "Trustee Attendance at Meetings; Shareholder Communications" below.

  REQUIRED VOTE

        In the election of trustees, each Nominee must receive a majority of the votes cast at the Annual Meeting at which a quorum is present. If elected, the Nominees will only serve as trustees if qualified upon HBAM assuming management of the Fund.

THE BOARD RECOMMENDS THAT
SHAREHOLDERS OF THE FUND VOTE "FOR" PROPOSAL 2.

ADDITIONAL INFORMATION

  INVESTMENT ADVISER AND ADMINISTRATOR

        40/86 Advisors, Inc., located at 535 N. College Drive, Carmel, Indiana 46032, serves as the Fund's investment adviser and administrator. 40/86 Advisors, Inc. is a wholly-owned subsidiary of Conseco, Inc.

        Computershare Trust, N.A., located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund's transfer agent. U.S. Bancorp Fund Services, LLC serves as the Fund's accounting servicing agent.

  INFORMATION ABOUT THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        PricewaterhouseCoopers LLP ("PwC") served as the Fund's independent registered public accounting firm to audit the Fund's financial statements for the fiscal years ended June 30, 2007 and 2008 and has served as the Fund's independent registered public accounting firm to audit the Fund's financial statements for the fiscal year ended June 30, 2009. PwC also prepared the Fund's federal and state income tax returns and provided certain permitted non-audit services. PwC, in accordance with the Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, has confirmed to the Audit Committee that they are independent auditors with respect to the Fund. The Audit Committee considered whether the provision by PwC to the Fund of non-audit services to the Fund or of professional services to the Fund's investment adviser and entities that control, are controlled by or are under common control with the adviser is compatible with maintaining PwC's independence and has discussed PwC's independence with them. Representatives of PwC are not expected to be present at the Meetings, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

        As of the date of this Proxy Statement, the audit of the financial statements for the fiscal year ended June 30, 2009 has not been completed and it is expected to be completed in August 2009. Set forth in the tables below are fees billed by PwC to the Fund for the Fund's fiscal years ended June 30, 2007 and 2008:

2007

Audit Fee	Audit Related Fees	Tax Fees	Other Fees
$21,750	$0	$2,950	$0

 2008

Audit Fee	Audit Related Fees	Tax Fees	Other Fees
$22,850	$0	$3,100	$0

        The Audit Committee approved the tax related services listed above and determined that the provision of such services is compatible with PwC maintaining its independence. PwC's tax services include reviewing both federal and state income tax returns.

        The Audit Committee is required to pre-approve permitted non-audit services provided by PwC to 40/86 and certain of its affiliates to the extent that the services related directly to the operations and financial reporting of the Fund. No such non-audit services were provided by PwC during the Fund's 2007 or 2008 fiscal years.

        The aggregate fees paid by the Fund, 40/86 and certain of its affiliates to PwC for non-audit services that did not require Audit Committee pre-approval totaled approximately $64,645 for 2007 and $8,100 for 2008. These services and fees were disclosed to the Audit Committee subsequent to the engagement of PwC to audit the Fund's financial statements. The Audit Committee has determined that the provision of these services is compatible with maintaining PwC's independence.

VOTING INFORMATION

        For each Meeting, the presence, in person or by proxy, of the holders of a majority of the shares issued and outstanding and entitled to vote at the Meeting shall be requisite and shall constitute a quorum for the transaction of business at the Meeting. Each outstanding full share of beneficial interest of the Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote, except that shares held in the treasury of the Fund as of the Record Date shall not be voted. If a quorum is not present at a Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" any proposal in favor of such an adjournment.

        All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meetings in accordance with the directions indicated in the proxies; if no direction is indicated, the shares will be voted "FOR" the approval of the New Management Agreement as set forth in Proposal 1 and "FOR" the election of each of the Nominees as set forth in Proposal 2.

  REQUIRED VOTE

        To pass, Proposal 1 requires the vote (1) of 67% or more of the shares of the Fund present at the Special Meeting, if more than 50% of the Fund's outstanding shares are present or represented by proxy at the Special Meeting, or (2) of more than 50% of the outstanding shares of the Fund, whichever is the less. In the election of directors under Proposal 2, each Nominee must receive a majority of the votes cast at the Annual Meeting at which a quorum is present.

        For purposes of determining whether shareholders have approved a proposal, broker non-votes (i.e., shares held by brokers who do not have discretionary authority to vote on a particular matter and for which the brokers have not received voting instructions from their customers) and abstentions will be counted as shares present at the Meetings for quorum purposes but will not be voted for or against any adjournment or proposal. Accordingly, broker non-votes and abstentions effectively will be votes "AGAINST" Proposal 1 because Proposal 1 requires the vote of a specified majority of a Fund's shares. However, the Fund understands that brokers may vote on Proposal 2 on behalf of their customers.

        You may revoke your proxy at any time before the Meetings by providing another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Secretary of the Fund prior to the Meetings and must include your name and account number. If you attend the Meetings in person, you may vote by ballot, thereby canceling any proxy you provided previously. Proxies voted by alternative forms may be revoked in the same manner that proxies by mail may be revoked.

        Shareholders who plan on attending the Meetings will be required to provide valid identification in order to gain admission.

SOLICITATION OF PROXIES

        The cost of preparing, assembling, printing and mailing the proxy materials, and any additional solicitation expenses, including reimbursement of brokerage firms and others for their expenses of forwarding proxy materials to the beneficial owners of shares, will be borne by HBAM and not by the Fund. The principal solicitation will be by mail, but proxies also may be solicited by telephone, facsimile or other electronic communications, or personal contact by representatives of 40/86, or HBAM none of whom will receive any compensation from the Fund for these activities. In addition, Broadridge Financial Solutions, Inc., a proxy solicitation firm, may make solicitations on behalf of the Board by telephone or other means at a cost of approximately $10,000 plus the expense of any solicitation, which costs will be borne by HBAM. If votes are recorded by telephone, Broadridge will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that a shareholder's instructions have been properly recorded.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the officers and trustees of the Fund and persons who own more than ten percent of a registered class of the Fund's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and NYSE. Officers, trustees and greater than ten percent shareholders of the Fund are required by SEC regulations to furnish the Fund with copies of all filed Forms 3, 4 and 5.

        Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, trustees, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the 1940 Act (i.e. any advisory board member, investment adviser or affiliated person of 40/86) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

TRUSTEE ATTENDANCE AT MEETINGS AND
SHAREHOLDER COMMUNICATIONS

        The Fund does not have a formal policy on trustee attendance at the Special and Annual Meetings. No trustees attended the 2008 annual meeting of shareholders.

        Shareholders may send written communications to the Fund's Board or to an individual trustee by mailing such correspondence to the Secretary of the Fund (addressed to 11815 North Pennsylvania Street, Carmel, Indiana 46032). Such communications must be signed by the shareholder and identify the number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual trustee. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must continue to meet all the requirements of Rule 14a-8. See "Shareholder Proposals" below.

SHAREHOLDER PROPOSALS

        Proposals that shareholders wish to include in the Fund's proxy statement for the Fund's next Annual Meeting of Shareholders must be received by the Fund at the principal executive offices of the Fund at 11815 North Pennsylvania Street, Carmel, Indiana 46032 no later than June 3, 2010, and must satisfy the other requirements of the federal securities laws.

SHAREHOLDER REPORTS

        THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND UNAUDITED SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. TO REQUEST AN ANNUAL OR SEMI-ANNUAL REPORT, CONTACT 40/86 AT 11815 NORTH PENNSYLVANIA STREET, CARMEL, INDIANA 46032, ATTENTION: JEFFREY M. STAUTZ, FUND SECRETARY, OR CALL 1-800-331-1710. AS OF THE DATE OF

THIS PROXY STATEMENT, THE AUDIT OF THE JUNE 30, 2009 FINANCIAL STATEMENTS HAS NOT YET BEEN COMPLETED. IT IS EXPECTED THAT A COPY OF THE 2009 ANNUAL REPORT FOR THE FUND WILL BE MAILED TO SHAREHOLDERS ON OR ABOUT AUGUST 31, 2009.

        Shareholders of the Fund may have family members living in the same home who also own shares of the Fund. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account, the Fund may, until notified otherwise, send only one copy of shareholder reports and proxy statements to each household address. If you would like to receive separate documents for each account holder, please call Computershare, the Fund's transfer agent, at 1-781-575-3120, or write to the Fund at 11815 North Pennsylvania Street, Carmel, Indiana 46032. If you currently share a household with one or more other shareholders of the Fund and are receiving duplicate copies of shareholder reports or proxy statements and would prefer to receive a single copy of such documents, please write the Fund at the address listed above.

OTHER BUSINESS

        Management knows of no business to be presented at the Meetings other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote according to their best judgment in the interest of the Fund.

        July 8, 2009

        Carmel, Indiana

 Appendix A

INVESTMENT MANAGEMENT AND
ADMINISTRATION AGREEMENT

Between

40/86 STRATEGIC INCOME FUND
and
HYPERION BROOKFIELD ASSET MANAGEMENT, INC.

        THIS INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENT is entered into as of this                        day of                        , 2009, by and between 40/86 Strategic Income Fund (the "Fund"), a Massachusetts business trust, and Hyperion Brookfield Asset Management, Inc. ("Hyperion Brookfield"), a Delaware corporation (collectively, the "Parties").

WITNESSETH:

        WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company; and

        WHEREAS, Hyperion Brookfield is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

        WHEREAS, the Fund desires to retain Hyperion Brookfield to render investment advice, furnish portfolio management services, and provide administrative services to the Fund, and Hyperion Brookfield is willing to provide said services pursuant to the terms and conditions set forth herein, directly or through other entities;

        NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Parties mutually agree as follows:

        1.    Employment; Duties of Hyperion Brookfield.    (a) The Fund hereby employs Hyperion Brookfield as investment manager and administrator of the Fund. Hyperion Brookfield hereby accepts such employment and agrees to provide the services set forth herein in return for the compensation under Paragraph 7.

        (b)   Subject to the supervision and direction of the Fund's Board of Trustees (the "Trustees"), Hyperion Brookfield shall provide a continuous investment program for the Fund and shall, as part of its duties hereunder, (i) furnish investment research and management with respect to the investment of the assets of the Fund; (ii) determine from time to time securities or other investments to be purchased, sold, retained or lent by the Fund; and (iii) maintain all books and records with respect to portfolio transactions of the Fund.

        (c)   Subject to the supervision and direction of the Trustees, Hyperion Brookfield shall supervise the Fund's business and affairs and shall provide the services required for the effective administration of the Fund to the extent not otherwise provided by employees, agents or contractors of the Fund. These services shall include:

            (i)  furnishing, without cost to the Fund, such office space, equipment, facilities and personnel as needed in connection with the Fund's operations;

           (ii)  supervising the preparation and filing of all documents required for compliance by the Fund with the federal and state securities laws;

          (iii)  monitoring and reporting on compliance by the Fund with its investment policies and restrictions;

          (iv)  furnishing clerical and bookkeeping services as needed by the Fund in connection with its operation (including establishing appropriate expense accruals, maintaining expense files and coordinating payment of invoices);

           (v)  maintaining such books and records required by the 1940 Act not otherwise required to be maintained by another agent of the Fund;

          (vi)  assisting in the preparation and distribution of annual and other reports to shareholders of the Fund;

         (vii)  supervising the preparation and filing of any federal, state and local income tax returns;

        (viii)  preparing for meetings of the Trustees and shareholders;

          (ix)  permitting its directors, officers and employees to serve, without compensation from the Fund, as Trustees or officers of the Fund;

           (x)  overseeing the determination and publication of the Fund's net asset value per share in accordance with the Fund's policies, and

          (xi)  overseeing relations with, and the performance of, agents engaged by the Fund, such as its transfer agent, accounting services agent, custodian, independent accountants and legal counsel.

Nothing contained herein shall be deemed to relieve or deprive the Trustees of their responsibility for and control of the conduct of the affairs of the Fund.

        (d)   Hyperion Brookfield will place orders for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, Hyperion Brookfield will attempt to obtain the best net results in terms of price and execution. Consistent with this obligation, Hyperion Brookfield may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers that provide brokerage and research services. Hyperion Brookfield may pay such brokers and dealers a higher commission than may be charged by other brokers and dealers if Hyperion Brookfield determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided. This determination may be viewed in terms either of the particular transaction or of the overall responsibility of Hyperion Brookfield to the Fund and its other clients.

        (e)   The administrative services provided hereunder will exclude (i) portfolio custodial services provided by the Fund's custodian; (ii) transfer agency services provided by the Fund's transfer agent, and (iii) accounting services provided by the Fund's accounting services agent.

        (f)    Hyperion Brookfield shall carry out its duties under this Agreement in accordance with the Fund's stated investment objectives, policies, and restrictions, the 1940 Act and other applicable laws and regulations, and such other guidelines as the Trustees may reasonably establish from time to time.

        2.    Delegation of Certain Administrative Duties.    Hyperion Brookfield may delegate to Brookfield Operations and Management Services LLC, a limited liability company organized under the laws of the State of Delaware, or to any of its affiliates, or to another sub-administrator reasonably agreeable to the Fund, the performance of any or all of those duties set forth in Section 1(c) hereof. Hyperion Brookfield shall be responsible to the Fund for the acts and omissions of any sub-administrator to the same extent as it is for its own acts and omissions. Hyperion Brookfield shall compensate any sub-administrator retained pursuant to this Agreement out of the fees it receives pursuant to Paragraph 7 below.

        3.    Independent Contractor Status: Services Not Exclusive.    Hyperion Brookfield shall, for all purposes herein, be deemed to be an independent contractor. The services to be rendered by Hyperion Brookfield pursuant to the provisions of this Agreement are not to be deemed exclusive and Hyperion

Brookfield shall therefore be free to render similar or different services to others, provided that its ability to render the services described herein shall not be impaired thereby.

        4.    Furnishing of Information.

        (a)   The Fund shall from time to time furnish or make available to Hyperion Brookfield detailed statements of the investments and assets of the Fund, information pertaining to the investment objectives and needs of the Fund, financial reports, proxy statements, and such legal or other information as Hyperion Brookfield may reasonably request in connection with the performance of its obligations hereunder.

        (b)   Hyperion Brookfield will furnish the Trustees with such periodic and special reports (including data on securities, economic conditions and other pertinent subjects) as the Trustees may reasonably request.

        5.    Fund Records.    In compliance with the requirements of Rule 3la-3 promulgated under the 1940 Act, Hyperion Brookfield agrees that all records that it maintains for the Fund shall be the property of the Fund and shall be surrendered promptly to the Fund upon request. Hyperion Brookfield further agrees to preserve all such records for the periods prescribed by Rule 3la-2 promulgated under the 1940 Act. Hyperion Brookfield agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner. All such accounts or records shall be made available within five (5) business days of request to the accountants or auditors of the Fund during regular business hours at Hyperion Brookfield's offices. In addition, Hyperion Brookfield will provide any materials reasonably related to the investment advisory services provided hereunder as may be reasonably requested in writing by the designated officers of the Fund or as may be required by any duly constituted authority.

        6.    Allocation of Costs and Expenses.

        (a)   Hyperion Brookfield shall pay the costs of rendering its services pursuant to the terms of this Agreement, other than the costs of securities (including brokerage commissions, if any) purchased by the Fund.

        (b)   The Fund shall bear all expenses of its operation not specifically assumed by Hyperion Brookfield. Expenses borne by the Fund shall include, but are not limited to, (i) organizational and offering expenses of the Fund and expenses incurred in connection with the issuance of shares of the Fund; (ii) fees of the Fund's custodian, transfer agent and accounting services agent; (iii) costs and expenses of pricing and calculating the net asset value per share for the Fund and of maintaining the books and records required by the 1940 Act; (iv) expenditures in connection with meetings of shareholders and Trustees, other than those called solely to accommodate Hyperion Brookfield; (v) compensation and expenses of Trustees who are not interested persons of the Fund or Hyperion Brookfield ("Disinterested Trustees"); (vi) the costs of any liability, uncollectible items of deposit and other insurance or fidelity bond; (vii) the cost of preparing, printing, and distributing prospectuses and statements of additional information, any supplements thereto, proxy statements, and reports for existing shareholders; (viii) legal, auditing, and accounting fees; (ix) trade association dues; (x) filing fees and expenses of registering and maintaining registration of shares of the Fund under applicable federal and state securities laws; (xi) brokerage commissions; (xii) taxes and governmental fees; and (xiii) extraordinary and non-recurring expenses.

        (c)   To the extent Hyperion Brookfield incurs any costs which are an obligation of the Fund as set forth herein and to the extent such costs have been reasonably rendered, the Fund shall promptly reimburse Hyperion Brookfield for such costs.

        7.    Investment Management and Administration Fees.    (a) As compensation for the advice and services rendered and the expenses assumed by Hyperion Brookfield pursuant hereto, the Fund shall pay to Hyperion Brookfield a monthly fee at the annual rate of 0.70% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

        (b)   The investment advisory fee shall be accrued weekly by the Fund and paid to Hyperion Brookfield at the end of each calendar month.

        (c)   In case this Agreement becomes effective or terminates before the end of any month, the investment advisory fee for that month shall be calculated on the basis of the number of business days during which it is in effect for that month.

        8.    Compliance with Applicable Law.    Nothing contained herein shall be deemed to require the Fund to take any action contrary to (a) the Declaration of Trust of the Fund, (b) the By-laws of the Fund, or (c) any applicable statute or regulation. Nothing contained herein shall be deemed to relieve or deprive the Trustees of their responsibility for and control of the conduct of the affairs of the Fund.

        9.    Liability.    (a) In the absence of willful misfeasance, bad faith or gross negligence on the part of Hyperion Brookfield, or reckless disregard by Hyperion Brookfield of its obligations or duties hereunder, Hyperion Brookfield shall not be subject to liability to the Fund or its shareholders for any act or omission in the course of or in connection with rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

        (b)   No provision of this Agreement shall be construed to protect any Trustee or officer of the Fund, or any director or officer of Hyperion Brookfield, from liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence on the part of such person, or reckless disregard by such person of obligations or duties hereunder.

        (c)   A copy of the Fund's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees and not individually. Hyperion Brookfield acknowledges and agrees that the obligations of the Fund hereunder are not personally binding upon any of the Trustees or shareholders of the Fund but are binding only upon property of the Fund.

        10.    Term of Agreement.    This Agreement shall become effective on the date above written and shall continue in effect for two years from such date unless sooner terminated as hereinafter provided. Thereafter, this Agreement shall continue in effect from year to year so long as such continuation is approved at least annually by (i) the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Disinterested Trustees, with such vote being cast in person at a meeting called for the purpose of voting on such approval.

        11.    Termination.    This Agreement may be terminated at any time without payment of any penalty (a) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon delivery of sixty (60) days' written notice to Hyperion Brookfield, or (b) by Hyperion Brookfield upon ninety (90) days' written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment.

        12.    Amendment of Agreement.    This Agreement may only be modified or amended by mutual written agreement of the Parties hereto.

        13.    No Waiver.    The waiver by any party of any breach of or default under any provision or portion of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach or default.

        14.    Applicable Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except insofar as the 1940 Act may be controlling.

        15.    Definitions.    For purposes of application and operation of the provisions of this Agreement, the terms "majority of the outstanding voting securities," "interested persons," and "assignment" shall have the meaning as set forth in the 1940 Act. In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

        16.    Severability.    The provisions of this Agreement shall be considered severable and if any provision of this Agreement is deemed to be invalid or contrary to any existing or future law, such invalidity shall not impair the operation of or affect any other provision of this Agreement which is valid.

        17.    Counterparts.    This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers on the day and year first above written.

ATTEST:	40/86 STRATEGIC INCOME FUND, INC.
By:
ATTEST:	HYPERION BROOKFIELD ASSET MANAGEMENT, INC.
By:
John J. Feeney, Jr.
President and Chief Executive Officer

[PROXY CARD FOR REGISTERED SHAREHOLDERS]

40|86 STRATEGIC INCOME FUND

Special Meeting of Shareholders

August 12, 2009

The undersigned shareholder of 40|86 Strategic Income Fund (the “Fund”) hereby appoint(s) Jeffrey M. Stautz, Todd M. Hacker and Karl W. Kindig, and each of them, attorneys with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest (the “shares”) of the Fund standing in the name of the undersigned at the close of business on June 22, 2009 at the Special Meeting of Shareholders of the Fund to be held at the 40|86 Advisors, Inc. Offices, 535 N. College Drive, Building K, Carmel, Indiana on August 12, 2009 at 10:00 a.m. local time, and any and all adjournments thereof; with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE TO: Proxy Services, C/O Computershare Investor Services, PO Box 43101, Providence RI 02940-5067.

IMPORTANT: No matter how many shares you own, please sign, date and mail your proxy IMMEDIATELY.  To hold the meeting, a majority of the shares eligible to vote is required by law to be represented. Therefore, it is important that you vote now so that your Fund will not have to bear the unnecessary expense of another solicitation of proxies.

Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy.

This Proxy is solicited by the Board of Trustees and will be voted “FOR” the new investment advisory agreement between Hyperion Brookfield Asset Management, Inc. and the Fund listed on the reverse side, unless otherwise indicated.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

40|86 STRATEGIC INCOME FUND

Vote On The Following Proposal:	FOR	AGAINST	ABSTAIN

1. Approval of a new investment management and administration agreement between Hyperion Brookfield Asset Management, Inc. and 40|86 Strategic Income Fund	☐	☐	☐

Please sign within the box.  If shares are held jointly, each Shareholder named should sign.  If only one signs, his or her signature will be binding.  If the Shareholder is a corporation, the President or a Vice President should sign in his or her own name indicating this.  If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a “Partner.”

Signature	Date

Signature (Joint Owners)	Date

40|86 STRATEGIC INCOME FUND

Annual Meeting of Shareholders

August 12, 2009

The undersigned shareholder of 40|86 Strategic Income Fund (the “Fund”) hereby appoint(s) Jeffrey M. Stautz, Todd M. Hacker and Karl W. Kindig, and each of them, attorneys with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest (the “shares”) of the Fund standing in the name of the undersigned at the close of business on June 22, 2009 at the Annual Meeting of Shareholders of the Fund to be held at the 40|86 Advisors, Inc. Offices, 535 N. College Drive, Building K, Carmel, Indiana on August 12, 2009 at 10:00 a.m. local time, and any and all adjournments thereof; with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE TO: Proxy Services, C/O Computershare Investor Services, PO Box 43101, Providence RI 02940-5067.

IMPORTANT: No matter how many shares you own, please sign, date and mail your proxy IMMEDIATELY.  To hold the meeting, a majority of the shares eligible to vote is required by law to be represented. Therefore, it is important that you vote now so that your Fund will not have to bear the unnecessary expense of another solicitation of proxies.

Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy.

This Proxy is solicited by the Board of Trustees and will be voted “FOR” the proposed Board of six trustees consisting of two Class I Trustees, two Class II Trustees and two Class III Trustees of the Fund listed on the reverse side, unless otherwise indicated.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

40|86 STRATEGIC INCOME FUND

Vote On The Following Proposal:	FOR	AGAINST	FOR ALL EXCEPT

1. Election of two Class I Trustees to serve a three-year term or until their respective successors are duly elected and qualified: 01) Robert F. Birch 02) Stuart A. McFarland	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the corresponding nominee number(s) on the line below.

2.     Election of two Class II Trustees to serve until the 2010 annual meeting of shareholders or until their respective successors are duly elected and qualified:

01) Rodman L. Drake

02) Diana H. Hamilton

	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the corresponding nominee number(s) on the line below.

3.     Election of two Class III Trustees to serve until the 2011 annual meeting of shareholders or until their respective successors are duly elected and qualified:

01) Louis P. Salvatore

02) John J. Feeney, Jr.

	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the corresponding nominee number(s) on the line below.

Please sign within the box.  If shares are held jointly, each Shareholder named should sign.  If only one signs, his or her signature will be binding.  If the Shareholder is a corporation, the President or a Vice President should sign in his or her own name indicating this.  If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a “Partner.”

Signature	Date

Signature (Joint Owners)	Date

[PROXY CARD FOR BENEFICIAL/STREET SHAREHOLDERS]

40|86 STRATEGIC INCOME FUND

Special Meeting of Shareholders

August 12, 2009

The undersigned shareholder of 40|86 Strategic Income Fund (the “Fund”) hereby appoint(s) Jeffrey M. Stautz, Todd M. Hacker and Karl W. Kindig, and each of them, attorneys with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest (the “shares”) of the Fund standing in the name of the undersigned at the close of business on June 22, 2009 at the Special Meeting of Shareholders of the Fund to be held at the 40|86 Advisors, Inc. Offices, 535 N. College Drive, Building K, Carmel, Indiana on August 12, 2009 at 10:00 a.m. local time, and any and all adjournments thereof; with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE TO: Proxy Services, PO Box 9138, Farmingdale NY 11735-9585.

To vote by telephone, please call 1-800-454-8683.  To vote through the Internet, visit our website at www.proxyvote.com.

IMPORTANT: No matter how many shares you own, please sign, date and mail your proxy IMMEDIATELY.  To hold the meeting, a majority of the shares eligible to vote is required by law to be represented. Therefore, it is important that you vote now so that your Fund will not have to bear the unnecessary expense of another solicitation of proxies.

Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy.

This Proxy is solicited by the Board of Trustees and will be voted “FOR” the new investment advisory agreement between Hyperion Brookfield Asset Management, Inc. and the Fund listed on the reverse side, unless otherwise indicated.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

40|86 STRATEGIC INCOME FUND

Vote On The Following Proposal:	FOR	AGAINST	ABSTAIN

1. Approval of a new investment management and administration agreement between Hyperion Brookfield Asset Management, Inc. and 40|86 Strategic Income Fund	☐	☐	☐

Please sign within the box.  If shares are held jointly, each Shareholder named should sign.  If only one signs, his or her signature will be binding.  If the Shareholder is a corporation, the President or a Vice President should sign in his or her own name indicating this.  If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a “Partner.”

Signature	Date

Signature (Joint Owners)	Date

40|86 STRATEGIC INCOME FUND

Annual Meeting of Shareholders

August 12, 2009

The undersigned shareholder of 40|86 Strategic Income Fund (the “Fund”) hereby appoint(s) Jeffrey M. Stautz, Todd M. Hacker and Karl W. Kindig, and each of them, attorneys with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest (the “shares”) of the Fund standing in the name of the undersigned at the close of business on June 22, 2009 at the Annual Meeting of Shareholders of the Fund to be held at the 40|86 Advisors, Inc. Offices, 535 N. College Drive, Building K, Carmel, Indiana on August 12, 2009 at 10:00 a.m. local time, and any and all adjournments thereof; with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE TO: Proxy Services, PO Box 9138, Farmingdale NY 11735-9585.

To vote by telephone, please call 1-800-454-8683.  To vote through the Internet, visit our website at www.proxyvote.com.

IMPORTANT: No matter how many shares you own, please sign, date and mail your proxy IMMEDIATELY.  To hold the meeting, a majority of the shares eligible to vote is required by law to be represented. Therefore, it is important that you vote now so that your Fund will not have to bear the unnecessary expense of another solicitation of proxies.

Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy.

This Proxy is solicited by the Board of Trustees and will be voted “FOR” the proposed Board of six trustees consisting of two Class I Trustees, two Class II Trustees and two Class III Trustees of the Fund listed on the reverse side, unless otherwise indicated.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

40|86 STRATEGIC INCOME FUND

Vote On The Following Proposal:	FOR	AGAINST	FOR ALL EXCEPT

1. Election of two Class I Trustees to serve a three-year term or until their respective successors are duly elected and qualified: 01) Robert F. Birch 02) Stuart A. McFarland	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the corresponding nominee number(s) on the line below.

2.     Election of two Class II Trustees to serve until the 2010 annual meeting of shareholders or until their respective successors are duly elected and qualified:

01) Rodman L. Drake

02) Diana H. Hamilton

	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the corresponding nominee number(s) on the line below.

3.     Election of two Class III Trustees to serve until the 2011 annual meeting of shareholders or until their respective successors are duly elected and qualified:

01) Louis P. Salvatore

02) John J. Feeney, Jr.

	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the corresponding nominee number(s) on the line below.

Please sign within the box.  If shares are held jointly, each Shareholder named should sign.  If only one signs, his or her signature will be binding.  If the Shareholder is a corporation, the President or a Vice President should sign in his or her own name indicating this.  If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a “Partner.”

Signature	Date

Signature (Joint Owners)	Date